                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER





The undersigned certifies that she is Senior Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated July 1, 1998, (98-6), between the Company and First Trust National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from September 16, 1998 to October 15, 1998 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 29th day of October, 1998.

                                          GREEN TREE FINANCIAL CORP.




                                          BY: /s/ Phyllis A. Knight
                                              -------------------------
                                              Phyllis A. Knight
                                              Senior Vice President and
                                              Treasurer

                         GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
            5.64875%, 5.91%, 5.93%, 5.98%, 6.06%, 6.27%, 6.45%, 6.66%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-6
                CLASS A1, A2, A3, A4, A5, A6, A7, A8 CERTIFICATES
                                 MONTHLY REPORT
                                     Oct-98

                         CUSIP NO.#393505-J37, J45, J52, J60, J78, J86, J94, K27
                                                        TRUST ACCOUNT #3336743-0
                                                        REMITTANCE DATE 11/02/98

                                                                                   Total $            Per $1,000
                                                                                    Amount             Original
                                                                                --------------       ------------
CLASS A CERTIFICATES
--------------------
(1a) Amount available (including Monthly Servicing Fee)                          10,886,645.30
                                                                                --------------
 (b) Class M-1 Interest Deficiency Amount (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn for prior Remittance Date                       0.00
                                                                                --------------
 (c) Amount Available after giving effect to withdrawal of Class M-1 Interest
     Deficiency Amount and Class B-1 Interest Deficiency Amount for prior
     Remittance Date                                                             10,886,645.30
                                                                                --------------
 (d) Amount withdrawn from (Capitalized Interest)(Pre-Funding) Account                    0.00
                                                                                --------------
A.   Interest
     (2)  Aggregate  interest
          a. Class A-1 Remittance Rate (5.64875%)                                      5.64875%
                                                                                --------------
          b. Class A-1 Interest                                                     112,080.93         3.20231229
                                                                                --------------       ------------
          c. Class A-2 Remittance Rate (5.99%)                                            5.91%
                                                                                --------------
          d. Class A-2 Interest                                                     482,650.00         4.92500000
                                                                                --------------       ------------
          e. Class A-3 Remittance Rate (5.93%)                                            5.93%
                                                                                --------------
          f. Class A-3 Interest                                                     247,083.33         4.94166660
                                                                                --------------       ------------
          g. Class A-4 Remittance Rate (5.98%)                                            5.98%
                                                                                --------------
          h. Class A-4 Interest                                                     514,280.00         4.98333333
                                                                                --------------       ------------
          i. Class A-5 Remittance Rate (6.06%)                                            6.06%
                                                                                --------------
          j. Class A-5 Interest                                                     545,905.00         5.05000000
                                                                                --------------       ------------
          k. Class A-6 Remittance Rate 6.27%, (unless
              the Weighted Average Contract Rate is
              less than 6.27%)                                                            6.27%
                                                                                --------------
          l. Class A-6 Interest                                                     382,470.00         5.22500000
                                                                                --------------       ------------
          m. Class A-7 Remittance Rate 6.45%, (unless
              the Weighted Average Contract Rate is
              less than 6.45%)                                                            6.45%
                                                                                --------------
          n. Class A-7 Interest                                                     509,012.50         5.37500000
                                                                                --------------       ------------
                                                                                          6.66%
                                                                                --------------
          p. Class A-8 Interest                                                     631,590.00         5.55000000
                                                                                --------------       ------------
     (3)  Amount applied to:
          a. Unpaid Class A Interest Shortfall                                            0.00                  0
                                                                                --------------       ------------
     (4)  Remaining:
          a. Unpaid Class A Interest Shortfall                                            0.00                  0
                                                                                --------------       ------------
B.   Principal
     (5)  Formula Principal Distribution  Amount                                  4,784,440.75                N/A
                                                                                --------------       ------------
          a. Scheduled Principal                                                    442,759.55                N/A
                                                                                --------------       ------------
          b. Principal Prepayments                                                3,555,533.54                N/A
                                                                                --------------       ------------
          c. Liquidated Contracts                                                         0.00                N/A
                                                                                --------------       ------------
          d. Repurchases                                                            777,003.71                N/A
                                                                                --------------       ------------
          e. Current Month Advanced Principal                                     1,666,780.15                N/A
                                                                                --------------       ------------
          f. Prior Month Advanced Principal                                      (1,657,636.20)               N/A
                                                                                --------------       ------------
     (6)  Pool Scheduled Principal Balance                                      784,204,277.65
                                                                                --------------
    (6b)  Adjusted Pool Principal Balance                                       782,537,497.50       978.17189342
                                                                                --------------       ------------
    (6c)  Pool Factor                                                               0.97817189
                                                                                --------------

*Subject to a maximum rate equal to the Weighted Average Contract Rate

                         GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
            5.64875%, 5.91%, 5.93%, 5.98%, 6.06%, 6.27%, 6.45%, 6.66%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-6
                CLASS A1, A2, A3, A4, A5, A6, A7, A8 CERTIFICATES
                                 MONTHLY REPORT
                                     Oct-98
                                     PAGE 2

                         CUSIP NO.#393505-J37, J45, J52, J60, J78, J86, J94, K27
                                                        TRUST ACCOUNT #3336743-0
                                                        REMITTANCE DATE 11/02/98



     (7)  Unpaid Class A Principal Shortfall
          (if any) following prior Remittance Date                            0.00
                                                                    --------------
     (8)  Class A Percentage for such Remittance Date                        93.38%
                                                                    --------------
     (9)  Class A Percentage for the following Remittance Date               93.33%
                                                                    --------------
    (10)  Class A  Principal Distribution:
                a. Class A-1                                          4,784,440.75     136.69830714
                                                                    --------------     ------------
                b. Class A-2                                                  0.00       0.00000000
                                                                    --------------     ------------
                c. Class A-3                                                  0.00       0.00000000
                                                                    --------------     ------------
                d. Class A-4                                                  0.00       0.00000000
                                                                    --------------     ------------
                e. Class A-5                                                  0.00       0.00000000
                                                                    --------------     ------------
                g. Class A-6                                                  0.00       0.00000000
                                                                    --------------     ------------
                h. Class A-7                                                  0.00       0.00000000
                                                                    --------------     ------------
                i. Class A-8                                                  0.00       0.00000000
                                                                    --------------     ------------

    (11)  Class A-1 Principal Balance                                17,537,497.50     501.07135714
                                                                    --------------     ------------
   (11a)  Class A-1 Pool Factor                                         0.50107136
                                                                    --------------
    (12)  Class A-2 Principal Balance                                98,000,000.00     1000.0000000
                                                                    --------------     ------------
   (12a)  Class A-2 Pool Factor                                         1.00000000
                                                                    --------------
    (13)  Class A-3 Principal Balance                                50,000,000.00     1000.0000000
                                                                    --------------     ------------
   (13a)  Class A-3 Pool Factor                                         1.00000000
                                                                    --------------
    (14)  Class A-4 Principal Balance                               103,200,000.00     1000.0000000
                                                                    --------------     ------------
   (14a)  Class A-4 Pool Factor                                         1.00000000
                                                                    --------------
    (15)  Class A-5 Principal Balance                               108,100,000.00     1000.0000000
                                                                    --------------     ------------
   (15a)  Class A-5 Pool Factor                                         1.00000000
                                                                    --------------
    (16)  Class A-6 Principal Balance                                73,200,000.00     1000.0000000
                                                                    --------------     ------------
   (16a)  Class A-6 Pool Factor                                         1.00000000
                                                                    --------------
    (17)  Class A-7 Principal Balance                                94,700,000.00     1000.0000000
                                                                    --------------     ------------
   (17a)  Class A-7 Pool Factor                                         1.00000000
                                                                    --------------
    (18)  Class A-8 Principal Balance                               113,800,000.00     1000.0000000
                                                                    --------------     ------------
   (18a)  Class A-8 Pool Factor                                         1.00000000
                                                                    --------------
    (19)  Unpaid Class A Principal Shortfall
          (if any)following current Remittance Date                           0.00
                                                                    --------------
C.  Aggregate Scheduled Balances and Number of Delinquent
    Contracts as of Determination Date
    (20)  31-59 days                                                  3,080,377.32               85
                                                                    --------------     ------------
    (21)  60 days or more                                               680,671.74               17
                                                                    --------------     ------------
    (22)  Current Month Repossessions                                    41,490.15                1
                                                                    --------------     ------------
    (23)  Repossession Inventory                                         41,490.15                1
                                                                    --------------     ------------

Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
            5.64875%, 5.91%, 5.93%, 5.98%, 6.06%, 6.27%, 6.45%, 6.66%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-6
                CLASS A1, A2, A3, A4, A5, A6, A7, A8 CERTIFICATES
                                 MONTHLY REPORT
                                     Oct-98
                                     PAGE 3

                         CUSIP NO.#393505-J37, J45, J52, J60, J78, J86, J94, K27
                                                        TRUST ACCOUNT #3336743-0
                                                        REMITTANCE DATE 11/02/98




Class M-1 Distribution Test and Class B Distribution test
(applicable on and after the Remittance Date occurring in July 2002.)

(24)  Average Sixty - Day Delinquency Ratio Test

      (a)  Sixty - Day Delinquency Ratio for current Remittance Date              0.09%
                                                                         -------------

      (b)  Average Sixty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
           may not exceed 4.0%)                                                   0.05%
                                                                         -------------

(25)  Average Thirty - Day Delinquency Ratio  Test

      (a)  Thirty - Day Delinquency Ratio for current Remittance Date             0.48%
                                                                         -------------

      (b)  Average Thirty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
           may not exceed 6.0%)                                                   0.23%
                                                                         -------------

(26)  Cumulative Realized Losses Test

      (a)  Cumulative Realized Losses for current Remittance Date (as a percentage of Cut-off Date Pool Principal Balance; may
           not exceed 5.5% from August 1, 2001 to July 31, 2002;
           6.5% from August 1 2002 to July 31, 2003; 8.5% from August 1,
           2003, to July 31, 2004 and 9.5% thereafter)                            0.00
                                                                         -------------

(27)  Current Realized Losses Test

      (a)  Current Realized Losses for current Remittance Date                    0.00
                                                                         -------------

      (b)  Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by
           arithmetic average of Pool Scheduled Principal Balances
           for third preceding Remittance and for current Remittance
           Date; may not exceed 2.5%)                                             0.00%
                                                                         -------------

(28)  Class M-1 Principal Balance Test

      (a)  The sum of Class M-1 Principal Balance and Class B
           Principal Balance (before distributions on current
           Remittance Date) divided by Pool Scheduled Principal
           Balance as of preceding Remittance Date is greater
           than 23.25%                                                           13.72%
                                                                         -------------

(29)  Class M-2 Principal Balance Test

      (a)  The sum of Class M-1 Principal Balance and Class B
           Principal Balance (before distributions on current
           Remittance Date) divided by Pool Scheduled Principal
           Balance as of preceding Remittance Date
           is greater than 12.75%                                                 8.64%
                                                                         -------------

(30)  Class B Principal Balance Test

      (a)  Class B Principal Balance (before any distributions on current Remittance Date) as of such Remittance date is
           greater than $16,000,000.00                                   52,000,000.00
                                                                         -------------

      (b)  Class B Principal Balance (before distributions on current
           Remittance Date) divided by pool Scheduled Principal
           Balance as of preceding Remittance Date is equal to or
           greater than 9.75%.                                                    6.60%
                                                                         -------------

                       GREEN TREE FINANCIAL CORPORATION
  MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.63%, 6.80%, 7.14%, 7.92%
                   PASS-THROUGH CERTIFICATES, SERIES 1998-6
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                    Oct-98
                                    PAGE 4

                                                  CUSIP NO.#393505-K35, K43, K50
                                                        TRUST ACCOUNT #3336743-0
                                                        REMITTANCE DATE 11/02/98

                                                                      Total $       Per $1,000
                                                                       Amount        Original
                                                                   -------------   -------------
CLASS M-1 CERTIFICATES
----------------------
(31) Amount available (including Monthly Servicing Fee)             2,677,132.79
                                                                   -------------
A.   Interest
     (32)  Aggregate interest
           (a) Class M-1 Remittance Rate 6.63%, unless the
           Weighted Average Contract Rate is less than 6.63%)               6.63%
                                                                   -------------
           (b) Class M-1 Interest                                     309,400.00      5.52500000
                                                                   -------------   -------------
           (c) Interest on Class M-1 Adjusted Principal Balance             0.00
                                                                   -------------
     (33)  Amount applied to Class M-1 Interest Deficiency Amount           0.00
                                                                   -------------
     (34)  Remaining unpaid Class M-1 Interest Deficiency Amount            0.00
                                                                   -------------
     (35)  Amount applied to:
           a. Unpaid Class M-1 Interest Shortfall                           0.00               0
                                                                   -------------   -------------
     (36)  Remaining:
           a. Unpaid Class M-1 Interest Shortfall                           0.00               0
                                                                   -------------   -------------
B.   Principal
     (37)  Formula Principal Distribution  Amount                           0.00             N/A
                                                                   -------------   -------------
           a. Scheduled Principal                                           0.00             N/A
                                                                   -------------   -------------
           b. Principal Prepayments                                         0.00             N/A
                                                                   -------------   -------------
           c. Liquidated Contracts                                          0.00             N/A
                                                                   -------------   -------------
           d. Repurchases                                                   0.00             N/A
                                                                   -------------   -------------
     (38)  Class M-1 Principal Balance                             56,000,000.00   1000.00000000
                                                                   -------------   -------------
    (38a)  Class M-1 Pool Factor                                      1.00000000
                                                                   -------------
     (39)  Class M-1 Percentage for such Remittance Date                    0.00%
                                                                   -------------
     (40)  Class M-1  Principal Distribution:
           a. Class M-1 (current)                                           0.00      0.00000000
                                                                   -------------   -------------
           b. Unpaid Class M-1 Principal Shortfall
              (if any) following prior Remittance Date                      0.00
                                                                   -------------
     (41)  Unpaid Class M-1 Principal Shortfall
              (if any) following current Remittance Date                    0.00
                                                                   -------------
     (42)  Class M-1 Percentage for the following Remittance Date           0.00%
                                                                   -------------
     (43)  Class M-1 Liquidation Loss Interest
           (a) Class M-1 Liquidation Loss Amount                            0.00
                                                                   -------------
           (b) Amount applied to Class M-1
                  Liquidation Loss Interest Amount                          0.00
                                                                   -------------
           (c) Remaining Class M-1 Liquidation Loss
                  Interest Amount                                           0.00
                                                                   -------------
           (d) Amount applied to Unpaid Class M-1
                  Loss Interest Shortfall                                   0.00
                                                                   -------------
           (e) Remaining Unpaid Class M-1
                  Liquidation Loss Interest Shortfalls                      0.00
                                                                   -------------

*Subject to a maximum rate equal to the Weighted Average Contract Rate

                         GREEN TREE FINANCIAL CORPORATION
  MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.63%, 6.80%, 7.14%, 7.92%
                     PASS-THROUGH CERTIFICATES, SERIES 1998-6
                             CLASS M2 CERTIFICATES
                                 MONTHLY REPORT
                                     Oct-98
                                     PAGE 5

                                                  CUSIP NO.#393505-K35, K43, K50
                                                        TRUST ACCOUNT #3336743-0
                                                        REMITTANCE DATE 11/02/98

                                                                      Total $       Per $1,000
                                                                      Amount         Original
                                                                   -------------   -------------
CLASS M-2 CERTIFICATES
----------------------
(44) Amount available( including Monthly Servicing Fee)             2,367,732.79
                                                                   -------------
A.   Interest
     (45)  Aggregate interest
           (a) Class M-2 Remittance Rate 6.80%, unless the
           Weighted Average Contract Rate is less than 6.80%)               6.80%
                                                                   -------------
           (b) Class M-2 Interest                                      90,666.67      5.66666688
                                                                   -------------   -------------
           (c) Interest on Class M-2 Adjusted Principal Balance             0.00
                                                                   -------------
     (46)  Amount applied to Class M-2 Interest Deficiency Amount           0.00
                                                                   -------------
     (47)  Remaining unpaid Class M-2 Interest Deficiency Amount            0.00
                                                                   -------------
     (48)  Amount applied to:
           a. Unpaid Class M-2 Interest Shortfall                           0.00               0
                                                                   -------------   -------------
     (49)  Remaining:
           a. Unpaid Class M-2 Interest Shortfall                           0.00               0
                                                                   -------------   -------------
B.   Principal
     (50)  Formula Principal Distribution  Amount                           0.00             N/A
                                                                   -------------   -------------
           a. Scheduled Principal                                           0.00             N/A
                                                                   -------------   -------------
           b. Principal Prepayments                                         0.00             N/A
                                                                   -------------   -------------
           c. Liquidated Contracts                                          0.00             N/A
                                                                   -------------   -------------
           d. Repurchases                                                   0.00             N/A
                                                                   -------------   -------------
     (51)  Class M-2 Principal Balance                             16,000,000.00   1000.00000000
                                                                   -------------   -------------
    (51a)  Class M-2 Pool Factor                                      1.00000000
                                                                   -------------
     (52)  Class M-2 Percentage for such Remittance Date                    0.00%
                                                                   -------------
     (53)  Class M-2  Principal Distribution:
           a. Class M-2 (current)                                           0.00      0.00000000
                                                                   -------------   -------------
           b. Unpaid Class M-2 Principal Shortfall
               (if any) following prior Remittance Date                     0.00
                                                                   -------------
     (54)  Unpaid Class M-2 Principal Shortfall
           (if any) following current Remittance Date                       0.00
                                                                   -------------
     (55)  Class M-2 Percentage for the following Remittance Date           0.00%
                                                                   -------------
     (56)  Class M-2 Liquidation Loss Interest
           (a) Class M-2 Liquidation Loss Amount                            0.00
                                                                   -------------
           (b) Amount applied to Class M-2
                  Liquidation Loss Interest Amount                          0.00
                                                                   -------------
           (c) Remaining Class M-2 Liquidation Loss
                  Interest Amount                                           0.00
                                                                   -------------
           (d) Amount applied to Unpaid Class M-2
                  Loss Interest Shortfall                                   0.00
                                                                   -------------
           (e) Remaining Unpaid Class M-2
                  Liquidation Loss Interest Shortfalls                      0.00
                                                                   -------------

*Subject to a maximum rate equal to the Weighted Average Contract Rate

                        GREEN TREE FINANCIAL CORPORATION
   MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.63%, 6.80%, 7.14%, 7.92%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-6
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                                     Oct-98

                                                 CUSIP NO. #393505-K35, K43, K50
                                                        REMITTANCE DATE 11/02/98

CLASS BI CERTIFICATES
---------------------
                                                                             Total $         Per $1,000
                                                                             Amount           Original
                                                                          -------------      ----------
 (1)  Amount Available less the Class A
      Distribution Amount  and Class M-1 Distribution
      Amount (including Monthly Servicing Fee)                             2,277,066.12
                                                                          -------------

 (3)  Class B-1 Remittance Rate  (7.14%
      unless Weighted Average Contract Rate
      is below 7.14%)                                                              7.14%
                                                                          -------------

 (3)  Aggregate Class B1 Interest                                            142,800.00      5.95000000
                                                                          -------------      ----------

 (4)  Amount applied to Unpaid
      Class B1 Interest Shortfall                                                  0.00            0.00
                                                                          -------------      ----------

 (5)  Remaining Unpaid Class B1
      Interest Shortfall                                                           0.00            0.00
                                                                          -------------      ----------

 (6)  Amount applied to Class B-1
      Interest Deficiency Amount                                                   0.00
                                                                          -------------

 (7)  Remaining Unpaid Class B-1
      Interest Deficiency Amount                                                   0.00
                                                                          -------------

 (8)  Unpaid Class B-1 Principal Shortfall
      (if any) following prior Remittance Date                                     0.00
                                                                          -------------

 (8a) Class B Percentage for such Remittance Date                                  0.00
                                                                          -------------

 (9)  Current Principal (Class B Percentage of Formula Principal
      Distribution Amount)                                                         0.00      0.00000000
                                                                          -------------      ----------

(10a) Class B1 Principal Shortfall                                                 0.00
                                                                          -------------

(10b) Unpaid Class B1 Principal Shortfall                                          0.00
                                                                          -------------

(11)  Class B Principal Balance                                           52,000,000.00
                                                                          -------------

(12)  Class B1 Principal Balance                                          24,000,000.00
                                                                          -------------
(12a) Class B1 Pool Factor                                                   1.00000000
                                                                          -------------

(13)  Class B-1 Liquidation Loss Interest

      (a) Class B-1 Liquidation Loss Amount                                        0.00
                                                                          -------------

      (b) Amount Applied to Class B-1 Liquidation Loss Interest Amount             0.00
                                                                          -------------

      (c) Remaining Class B-1 Liquidation Loss Interest Amount                     0.00
                                                                          -------------

      (d) Amount applied to Unpaid Class B-1 Liquidation
          Loss Interest Shortfall                                                  0.00
                                                                          -------------

      (e) Remaining Unpaid Class B-1 Liquidation Loss Interest Shortfall           0.00
                                                                          -------------

                         GREEN TREE FINANCIAL CORPORATION
   MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.63%, 6.80%, 7.14%, 7.92%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-6
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                                     Oct-98
                                     PAGE 2

                                                 CUSIP NO. #393505-K35, K43, K50
                                                        REMITTANCE DATE 11/02/98

                                                                               Total $         Per $1,000
CLASS B2 CERTIFICATES                                                          Amount           Original
---------------------                                                       -------------      ----------
      (14) Remaining Amount Available                                        2,134,266.12
                                                                            -------------
      (15) Class B-2 Remittance Rate (7.92%
           unless Weighted Average Contract
           Rate is less than 7.92%)                                                  7.92%
                                                                            -------------
      (16) Aggregate Class B2 Interest                                         184,800.00      6.60000000
                                                                            -------------      ----------
      (17) Amount applied to Unpaid
           Class B2 Interest Shortfall                                               0.00            0.00
                                                                            -------------      ----------
      (18) Remaining Unpaid Class B2
           Interest Shortfall                                                        0.00            0.00
                                                                            -------------      ----------
      (19) Unpaid Class B2 Principal Shortfall
           (if any) following prior Remittance Date                                  0.00
                                                                            -------------
      (20) Class B2 Principal Liquidation Loss Amount                                0.00
                                                                            -------------
      (21) Class B2 Principal (zero until class B1 paid down:
           thereafter, Class B Percentage of formula Principal
           Distribution Amount)                                                      0.00      0.00000000
                                                                            -------------      ----------
      (22) Guarantee Payment                                                         0.00
                                                                            -------------
      (23) Class B2 Principal Balance                                       28,000,000.00
                                                                            -------------
      (23a)Class B2 Pool Factor                                                1.00000000
                                                                            -------------
      (24) Monthly Servicing Fee (deducted from Certificate Account balance to arrive at Amount Available if the Company or
           Green Tree Financial Servicing Corporation is not the
           Servicer; deducted from funds remaining after payment of
           Class A Distribution Amount, Class M-1 Distribution Amount,
           Class B-1 Distribution Amount and Class B-2  Distribution
           Amount, if the Company or Green Tree Financial Servicing Corp.
           is the Servicer)                                                    328,741.49
                                                                            -------------
      (25) Class B-3I Guarantee Fee                                          1,620,724.63
                                                                            -------------
      (26) Class B-3I Distribution Amount                                            0.00
                                                                            -------------
      (27) Class B-3I Formula Distribution Amount (all Excess
           Interest plus Unpaid Class B-3I Shortfall)                                0.00
                                                                            -------------
      (28) Class B-3I Distribution Amount (remaining Amount Available)               0.00
                                                                            -------------
      (29) Class B-3I Shortfall (26-27)                                              0.00
                                                                            -------------
      (30) Unpaid Class B-3I Shortfall                                               0.00
                                                                            -------------
      (31) Class M-1 Interest Deficiency on such Remittance Date                     0.00
                                                                            -------------
      (32) Class B-1 Interest Deficiency on such Remittance Date                     0.00
                                                                            -------------
      (33) Repossessed Contracts                                                41,490.15
                                                                            -------------
      (34) Repossessed Contracts Remaining in Inventory                         41,490.15
                                                                            -------------
      (35) Weighted Average Contract Rate                                         9.56356
                                                                            -------------

Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.